U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 22, 2004

                     5G WIRELESS COMMUNICATIONS, INC.
              (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-30448                 20-0420885
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)

        4136 Del Rey Avenue, Marina Del Rey, California           90292
          (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code:  (310) 448-8022


            Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 22, 2004, the Registrant entered into a subscription agreement with Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP whereby these investors are purchasing $2,000,000 in convertible notes, with warrants to purchase up to an additional $5,600,000 in common stock of the Registrant (see Exhibit 2 to this Form 8-K). The initial $1,000,000 investment has been received by the Company with the next $1,000,000 to be received upon the effective date of a registration statement to be filed with the Securities and Exchange Commission ("SEC") for the shares to be issued on conversion, or once the Company is able to issue equity securities that are exempt from resale registration requirements following the conversion of the Company into a business development company, whichever is earlier.

     Under the funding arrangement, the promissory notes are convertible into common stock of the Company at a price per share equal to the lesser of 75% of an average of the lowest five-day bid prices for the shares during a ninety day look back period, or $0.05 per share.

     There are two types of warrants. The first warrants are for an additional $5,000,000 over a three-year period at a price equal to $0.02 per share, with a call notice available to the Registrant to require the exercise of the warrants when the shares to be issued on exercise of the warrants have been registered with the SEC. In addition to the $0.02 Warrants, the Registrant also issued additional warrants to purchase an additional $600,000 in common stock at $0.0135 per share. These warrants expire five years from the date of issuance.

     As part of this funding arrangement, Jerry Dix and Don Boudewyn, the Registrant's chief executive officer and executive vice president, respectively, have agreed that for the period of 180 days after the Second Closing Date (as defined in the Subscription Agreement) during which such registration statement shall have been current and available for use in connection with the public resale of the shares and warrant shares, they will not sell or otherwise dispose of any shares of common stock or any options, warrants or other rights to purchase shares of common stock or any other security of the Registrant which they own or have a right to acquire, other than (i) in connection with an offer made to all shareholders of the Registrant or any merger, consolidation or similar transaction involving the Registrant, or (ii) with the prior written consent of the investors and the Registrant, which shall not be unreasonably withheld.

     A press release announcing this funding is set forth at Exhibit
99.1 to this Form 8-K.

     In connection with this funding, the Registrant entered into a consulting agreement with Ghillie Fanaz AG (see Exhibit 10 to this Form 8-K). Under this agreement, the consultant will be paid a "Commencement Bonus" of $50,000 payable immediately and an additional $50,000 immediately upon the next closing of a funding to the Registrant of approximately $1,000,000 in gross proceeds on similar terms as a the current funding. Under this agreement, this consultant will help in:

     (a) developing and implementing appropriate plans and means for presenting the Registrant and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

     (b) maintain an awareness of the Registrant's plans, strategy and personnel, as they may evolve, and consult with the Registrant regarding communicating appropriate information regarding such plans, strategy and personnel to the financial community;

     (c) introduce the Registrant investors who the consultant reasonably believes to be "accredited investors" with whom the Consultant has a pre-existing substantive relationship; and

     (d) at the Registrant's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Registrant of the economic implications thereof.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 29, 2004, Brian Corty resigned as a director and corporate secretary of the Registrant. Mr. Corty will be devoting more time to wireless research and development activities for the Registrant. Current corporate assistant secretary Don Boudewyn, executive vice president, is assuming the responsibilities of corporate secretary from Mr. Corty.

     On September 29, 2004, the Registrant's board of directors appointed Stanley A. Hirschman as an independent board member. Mr. Hirschman owns a r% interest in Redwood Capital Management, which is the management company for the investors in the subscription agreement described above.

     A press release announcing these actions of the board of directors is set forth at Exhibit 99.2 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                              SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: September 30, 2004              By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer


                                   EXHIBIT INDEX

Number                    Description

4 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated September 22, 2004 (including the following items: Exhibit A1: Form of Class A Warrant; Exhibit A2: Form of Class B Warrant; Exhibit B: Funds Escrow Agreement; Exhibit E: Shares Escrow Agreement; Exhibit F: Form of Limited Standstill Agreement; Exhibit G:
       Security Agreement; and Exhibit H: Collateral Agent Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit C: Form of Legal Opinion; Exhibit D: Form of Public Announcement on Form 8-K;
       Schedule 5(d): Additional Issuances; Schedule 5(q):
       Undisclosed Liabilities; Schedule 5(s): Capitalization;
       Schedule 9(e) Use of Proceeds; Schedule 9(q): Limited Standstill Providers; and Schedule 11.1: Other Securities to be Registered) (filed herewith).

10 Independent Consulting Agreement between the Registrant and Ghillie Finaz, AG, dated September 22, 2004 (filed herewith)

99.1   Text of Press Release Issued by the Registrant, dated
       September 29, 2004 (filed herewith).

99.2   Text of Press Release Issued by the Registrant, dated
       September 30, 2004 (filed herewith).